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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

The Board of Directors
Ultra Petroleum Corp.:

   We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                          KPMG LLP

May 30, 2002